Exhibit 99.2

Apollo Q2 2025 Financial Results Apollo Commercial Real Estate Finance, Inc. July 29, 2025 Unless otherwise noted, information as of June 30, 2025 It should not be assumed that investments made in the future will be profitable or will equal the performance of the investments shown in this document.

APOLLO

Forward Looking Statements and Other Disclosures

This presentation may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond management's control. These forward-looking statements may include information about possible or assumed future results of Apollo Commercial Real Estate Finance, Inc.'s (the "Company," "ARI," "we," "us" and "our") business, financial condition, liquidity, results of operations, plans and objectives. When used in this presentation, the words "believe," "expect," "anticipate," "estimate," "plan," "continue," "intend," "should," "may" or similar expressions, are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: higher interest rates and inflation; market trends in our industry, real estate values, the debt securities markets or the general economy; ARI's business and investment strategy; ARI's operating results; ARI's ability to obtain and maintain financing arrangements; the timing and amounts of expected future fundings of unfunded commitments; and the return on equity, the yield on investments and risks associated with investing in real estate assets including changes in business conditions and the general economy.

The forward-looking statements are based on management's beliefs, assumptions and expectations of future performance, taking into account all information currently available to ARI. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to ARI. Some of these factors are described under "Risk Factors," and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in ARI's Annual Report on Form 10-K for the year ended December 31, 2024 and other filings with the Securities and Exchange Commission ("SEC"), which are accessible on the SEC's website at www.sec.gov. If a change occurs, ARI's business, financial condition, liquidity and results of operations may vary materially from those expressed in ARI's forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for management to predict those events or how they may affect ARI. Except as required by law, ARI is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

This presentation contains information regarding ARI's financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States ("GAAP"), including Distributable Earnings and Distributable Earnings per share. Please refer to page 22 for a definition of "Distributable Earnings" and the reconciliation of the applicable GAAP financial measures to non-GAAP financial measures set forth on page 21.

This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. ARI makes no representation or warranty, expressed or implied, with respect to the accuracy, reasonableness or completeness of such information.

Past performance is not indicative nor a guarantee of future returns.

Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number and types of securities). Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling. No such index is indicative of the future results of any investment by ARI.

Unless the context requires otherwise, references in this presentation to "Apollo" refer to Apollo Global Management, Inc., together with its subsidiaries, and references in this presentation to the "Manager" refer to ACREFI Management, LLC, an indirect subsidiary of Apollo Global Management, Inc.

2

APOLLO Q2 Summary Results Financial Results > Net income available to common stockholders of $18 million, or $0.12 per diluted share of common stock > Distributable Earnings1 of $36 million, or $0.26 per diluted share of common stock > Declared common stock dividends of $0.25 per share, which implies a dividend yield2 of 10.2% Loan Portfolio > Total loan portfolio of $8.6 billion with weighted-average (“w/a”) unlevered all-in yield3 of 7.8% - 98% first mortgages 96% floating rate > W/A risk rating of 3.0 > Committed $2.0 billion(a) ($1.4 billion(a) funded at close) to new loans year-to-date, $1.4 billion(a) ($916 million(a) funded at close) in Q2 > Loan repayments and sales of $724 million year-to date, $631 million in Q2 > Gross add-on fundings5 of $467 million year-to date, $394 million in Q2 Capitalization & Liquidity > Ended the quarter with total common equity book value of $1.7 billion(b) > Ended the quarter with $208 million of total liquidity, including $182 million of cash(c) and $26 million available leverage on our secured debt arrangements > Refinanced our 2026 and 2028 term loans with a new $750 million Term Loan B due June 2030, bearing interest at SOFR + 3.25% > Closed three new secured credit facilities and upsized an existing credit facility which provided an additional $1.4 billion of aggregate borrowing capacity Subsequent Events > Received a full repayment of a $250 million first mortgage secured by a retail property in Manhattan, NY > Massachusetts Healthcare: On July 22, 2025, Saint Elizabeth, LLC, which is indirectly owned by a subsidiary of ARI and certain affiliates of Apollo, and The Commonwealth of Massachusetts reached a settlement agreement in which The Commonwealth agreed to pay Saint Elizabeth, LLC an additional $44 million ($18 million attributable to ARI) by August 20, 2025, after which the lawsuit will be dismissed with prejudice, with all related claims released. a) Represents USD equivalent based on foreign exchange rates as of date funded or commitment closed b) Reflects book value per share (excluding General CECL Allowance and depreciation) of $12.59 multiplied by shares of common stock outstanding (see page 4 for book value per share overview) c) Includes loan proceeds held by servicer See footnotes on page 22

Per Share Overview Ø Q2 Dividend per share covered Distributable Earnings1 of $0.26 per shareØ Q2 Dividend Yield on Book Value Per Share6 of 8.3% Distributable Earnings Per Share1 Book Value Per Share6 §Distributable Earnings per Share1§BVPS Post-General CECL Allowance & Depreciation §Quarterly Dividend§General CECL Allowance & Depreciation 4 See footnotes on page 22

APOLLO

Portfolio Activity & REO Overview


Q2 Portfolio Activity
($ in mm)
Add-on Funding[5]
$394
$916
New Funding
($631)
$276
($18)
$7,728
$8,665
1Q25[4]
Fundings
Repayments
FX
Other[8]
2Q25[4,7]


1H'25 Portfolio Activity
Add-on Funding[5]
$467
$1,376
New Funding
($724)
$425
($24)
$7,145
$8,665
4Q24[4]
Fundings
Repayments
FX
Other[8]
2Q25[4,7]

Update on 111 West 57th Street

- **Robust sales activity in Q2:**
  - **Nine units** closed generating **~$170 million** of net sales proceeds, **~$141 million** of which reduced ARI's basis following the full repayment of third-party senior loan in April 2025
  - ARI now occupies the senior position in the capital structure as the sole lender; **all future net sales proceeds will continue to pay down ARI's loans**



REO Overview & Update

- **Brooklyn Multifamily Development:** Development of a 591-unit, 53-story multifamily tower
  - **Initial residential TCO received in June;** final TCO expected in Q4
  - **Strong leasing momentum** with move-ins commencing in July 2025

($ in mm)

As of June 30, 2025	Net Assets	Debt [a]	Net Equity[7]
Brooklyn Multifamily Development	$593	($304)	$289
D.C. Hotel	158	(73)	85
Atlanta Hotel	70	-	70
Total REO Held for Investment[7]	**$821**	**($377)**	**$444**

a) Debt related to real estate owned represents construction financing on our Brooklyn Multifamily Development (maximum commitment of $388 million and presented net of $1 million in deferred financing costs) and mortgage on our D.C. Hotel (maximum commitment of $74 million and presented net of $1 million in deferred financing costs)

See footnotes on page 22

5

Q2 & 1H’25 Loan Origination Highlights Key Highlights Q2 $1.4 billion 100% 8.0% 59% 1H’25 $2.0 billion 100% 8.1% 57% New Commitments Floating Rate Weighted Average Weighted Average Closed First Mortgages Unlevered All-in Yield3 Loan-to-Value(b) Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Loan Size(a) $154 million $250 million $150 million $400 million Location Various, US Various, US Northeast Southwest Two-Property, 586-Unit Portfolio of 25 829-Unit, Luxury Pre-Let Collateral Senior Care Home Portfolio Self-Storage Properties Multifamily Property Data Center Development Construction Loan Purpose Refinance Refinance Refinance Financing LTV(b) 59% 58% 66% 54% Investment Date April 2025 April 2025 April 2025 May 2025 a) Total ARI commitment. Represents USD equivalent based on foreign exchange rates as of date commitment closed. b) Reflects loan-to-value (“LTV”) at the time the loan was originated 6 See footnotes on page 22

Q2 & 1H’25 Loan Origination Highlights (cont.) Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Loan Size(a) $186 million $155 million $65 million Location United Kingdom United Kingdom New York City Luxury Residential-Led Two Pre-Let 113-Unit, Class-A Collateral Mixed-Use Scheme Data Center Buildings Multifamily Property Loan Purpose Refinance Refinance Refinance LTV(b) 65% 61% 59% Investment Date May 2025 April 2025 May 2025 a) Total ARI commitment. Total ARI commitment. Represents USD equivalent based on foreign exchange rates as of date commitment closed. b) Reflects loan-to-value (“LTV”) at the time the loan was originated 7 See footnotes on page 22

Loan Portfolio Overview Carrying Value/ Loan Position9 W/A Unlevered All-in Yield Number of Loans on Loan Portfolio3,9,(a) $8.6 billion/53 Loans 98% First Mortgage 7.8% W/A Remaining Fully-Extended W/A Portfolio Risk Rating9 W/A Portfolio Loan-to-Value(b) Term9,10 2.7 Years 3.0 57% Collateral Diversification9 Origination Vintage9 Other (c) 6% $2,405 41% of Mixed Use Residential(d) portfolio originated 4% 25% post-2022 Industrial 12% $1,505 $1,275 $1,366 Retail(e) $706 14% $531 $449 $258 Office $96 $73 Hotel 23% $0 $0 16% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 a) Excludes benefit of forward points on currency hedges related to loans denominated in currencies other than USD b) W/A LTV reflects the LTV at the time the loan was originated; based on amortized cost and excludes risk-rated 5 loans c) Other property types include pubs (3%), caravan parks (2%) and urban predevelopment (2%) d) Residential property types include senior housing (8%), multifamily (7%), residential-for-sale (4%), student housing (4%) and vacation rentals (2%) e) Retail property types include outlet center (6%), urban retail (5%), and lifestyle center (3%) 8 See footnotes on page 22

APOLLO

Loan Portfolio Overview (cont'd)

($ in mm) Property Type	United Kingdom	New York City	Other Europe	West	Southeast	Midwest	Other[d]	Total[7]
Residential[a]	$616 / 7%	$340 / 4%	-	$327 / 4%	$306 / 4%	$149 / 2%	$388 / 4%	$2,127 / 25%
Office	842 / 10%	485 / 6%	528 / 6%	-	-	173 / 2%	-	2,028 / 23%
Hotel	8 / 0%	249 / 3%	282 / 3%	212 / 2%	354 / 4%	141 / 2%	124 / 1%	1,371 / 16%
Retail[b]	730 / 8%	250 / 3%	29 / 0%	53 / 1%	9 / 0%	96 / 1%	23 / 0%	1,190 / 14%
Industrial	341 / 4%	21 / 0%	319 / 4%	307 / 4%	-	-	70 / 1%	1,058 / 12%
Mixed Use	162 / 2%	151 / 2%	-	-	-	-	-	314 / 4%
Other[c]	441 / 5%	-	-	-	135 / 2%	-	-	576 / 6%
Total[7,11]	**$3,140 / 36%**	**$1,497 / 17%**	**$1,158 / 13%**	**$899 / 10%**	**$804 / 9%**	**$560 / 7%**	**$605 / 7%**	**$8,664 / 100%**
General CECL Reserve								($39)
Carrying value, net[7]								**$8,625**

Collateral Diversification


West
10%
Midwest
7%
New York
City
17%
Southeast
9%


United
Kingdom
36%
Germany
8%
Sweden
3%
Italy
2%

a) Residential property types include senior housing (8%), multifamily (7%), residential-for-sale (4%), student housing (4%) and vacation rentals (2%)
b) Retail property types include outlet center (6%), urban retail (5%), and lifestyle center (3%)
c) Other property types include pubs (3%), caravan parks (2%) and urban predevelopment (1%)
d) Other geographies include Northeast (3%), Southwest (2%), Mid-Atlantic (1%) and Other (1%)

Note: Map does not show locations where percentages are lower than 2%

See footnotes on page 22

9

Office Loan Portfolio Overview Number of Loans(a) Carrying Value First Mortgage9 W/A Loan-to-Value(b) 10 Loans $2.0 Billion 100% 51% Loans with 3rd Party Largest commitment 100% W/A Risk Rating9 Subordinate Debt leased to credit tenant(c) 2.7 3 Loans $757 million Origination Vintage9 Location9 Fully Extended Maturities9,10 $880 $1,181 $651 $825 $430 $291 $174 $421 $235 $192 $118 $192 $356 $256 $229 $235 $73 $235 $192 $173 $0 $229 $0 $118 2017 2018 2019 2020 2021 2022 2025 2026 2027 2028 2029 2030 US Originations European Originations US Maturities European Maturities a) Includes one loan secured by a portfolio which includes office, industrial, and retail property types located in various cities across Germany b) W/A LTV reflects the LTV at the time the loan was originated; based on amortized cost and excludes risk-rated 5 loans c) Portfolio includes a Ł473 million ($651 million in USD), based on amortized cost, first mortgage secured by an office property in London which is 100% leased by a credit tenant for a 20-year term 10 Note: Location chart does not show locations where percentages are lower than 2% See footnotes on page 22

APOLLO

Senior Loan Portfolio

($ in mm)	Property	Origination	Amortized	Unfunded	Construction	3rd Party	Fully-extended	
Residential	Type	Date	Cost	Commitments	Loan	Subordinate Debt	Maturity[10]	Location
Loan 1	Residential	12/2021	$251	$9			02/2027	Various, UK
Loan 2	Residential	07/2024	205	-			07/2029	Various, UK
Loan 3	Residential	08/2024	160	-			08/2029	Various, UK
Loan 4	Residential	03/2023	159	-			04/2026	Various, US
Loan 5	Residential	04/2024	157	-			05/2029	Emeryville, CA
Loan 6	Residential	04/2025	153	-			04/2030	Various, US
Loan 7	Residential	04/2025	139	10			05/2030	Jersey City, NJ
Loan 8[13]	Residential	08/2022	125	-			11/2025	Manhattan, NY
Loan 9	Residential	03/2025	122	10		Y	04/2029	Port St. Lucie, FL
Loan 10	Residential	10/2024	103	-			11/2029	Various, US
Loan 11	Residential	06/2024	99	-			07/2029	Washington, DC
Loan 12	Residential	02/2025	89	-		Y	02/2030	Miami, FL
Loan 13	Residential	02/2025	80	2			02/2027	Miami, FL
Loan 14	Residential	05/2021	76	-			05/2027	Cleveland, OH
Loan 15	Residential	05/2025	63	1		Y	05/2030	Manhattan, NY
Subtotal - Residential			$1,981	$32				
Office								
Loan 16[(a)]	Office	02/2022	$651	$103			12/2028	London, UK
Loan 17	Office	03/2022	256	10		Y	04/2027	Manhattan, NY
Loan 18	Office	06/2019	235	37			06/2030	Berlin, Germany
Loan 19	Office	01/2020	229	23		Y	03/2028	Long Island City, NY
Loan 20	Office	02/2020	192	2			07/2025	London, UK
Loan 21	Office	02/2022	174	-			06/2027	Milan, Italy
Loan 22	Office	11/2022	100	-			09/2026	Chicago, IL
Loan 23	Office	03/2018	73	-		Y	01/2026	Chicago, IL
Subtotal - Office			$1,910	$175				

a) Loan is secured by an office property which is 100% leased by a credit tenant for a 20-year term

See footnotes on page 22

11

APOLLO

Senior Loan Portfolio (cont.)

($ in mm) Hotel	Property Type	Origination Date	Amortized Cost	Unfunded Commitments	Construction Loan	3rd Party Subordinate Debt	Fully-extended Maturity[10]	Location
Loan 24	Hotel	12/2023	$321	-			12/2028	Various, Europe
Loan 25	Hotel	05/2022	200	5		Y	09/2025	Napa Valley, CA
Loan 26	Hotel	07/2021	180	-			08/2026	Various, US
Loan 27	Hotel	09/2015	140	-			12/2026	Manhattan, NY
Loan 28	Hotel	06/2024	131	-			06/2029	St. Petersburg, FL
Loan 29	Hotel	06/2024	109	5			07/2029	Brooklyn, NY
Loan 30	Hotel	11/2021	87	-			12/2026	St. Thomas, USVI
Loan 31	Hotel	12/2024	84	2		Y	01/2030	Indianapolis, IN
Loan 32	Hotel	12/2024	74	-		Y	12/2029	New Orleans, LA
Loan 33	Hotel	05/2019	46	-			12/2025	Chicago, IL
Subtotal - Hotel			$1,372	$12				
Retail								
Loan 34	Retail	04/2022	$528	$22			04/2027	Various, UK
Loan 35 [(a)]	Retail	08/2019	250	-		Y	09/2025	Manhattan, NY
Loan 36	Retail	12/2024	202	144			07/2030	London, UK
Loan 37 [12]	Retail	11/2014	96	-			09/2025	Cincinnati, OH
Loan 38	Retail	05/2022	85	-			06/2027	Various, US
Subtotal - Retail			$1,161	$166				
Industrial								
Loan 39	Industrial	03/2021	$262	-			05/2026	Various, Sweden
Loan 40	Industrial	04/2025	238	10			05/2030	Various, US
Loan 41	Industrial	08/2024	181	47	Y		08/2029	Various, UK
Loan 42	Industrial	03/2025	164	134	Y	Y	02/2030	West Jordan, UT
Loan 43	Industrial	04/2025	160	-			02/2029	Slough, UK
Loan 44	Industrial	05/2025	(4)	400	Y		06/2030	Abilene, TX
Subtotal - Industrial			$1,001	$591				

a) Loan repaid in July 2025

See footnotes on page 22

12

Senior Loan Portfolio (cont.) ($ in mm) Property Origination Amortized Unfunded Construction 3rd Party Fully-extended Mixed Use Type Date Cost Commitments Loan Subordinate Debt Maturity10 Location Loan 45 Mixed Use 05/2025 $162 $10 05/2027 London, UK Loan 46 Mixed Use 03/2022 151 17 03/2029 Brooklyn, NY Subtotal—Mixed Use $313 $27 Other Loan 47 Pubs 12/2023 $226—Y 01/2029 Various, UK Loan 48 Caravan Parks 02/2021 215—02/2028 Various, UK Loan 49 (a) Portfolio 06/2021 204 16 06/2026 Various, Germany Loan 50 Urban Predevelopment 12/2022 135—01/2026 Miami, FL Subtotal—Other $780 $16 Subtotal/W.A.—First Mortgage $8,518 $1,019 2.7 Years 8 a) Includes portfolio of office, industrial, and retail property types 13 See footnotes on page 22

Subordinate Loan & Other Lending Assets Portfolio ($ in mm) Property Origination Amortized Unfunded Construction 3rd Party Fully-extended Type Date Cost Commitments Loan Subordinate Debt Maturity10 Location Loan 5113 Residential 06/2015 $118—11/2025 Manhattan, NY Loan 5212,13 Residential 05/2020 28—11/2025 Manhattan, NY Loan 53 (a),12 Office 08/2017 — 09/2024 Troy, MI Total $146 - Subtotal/W.A.—Subordinate $146—0.3 Years Total/W.A.—Loans7,11 $8,664 $1,019 2.7 Years General CECL Reserve ($39) Total Loans, Net 7 $8,625 Property Origination Fair Unfunded Construction 3rd Party Fully-extended Other Lending Assets Type Date Value Commitments Loan Subordinate Debt Maturity10 Location Corporate Note N/A 10/2024 $40—10/2029 N/A Total $40 - Total/W.A.—Other Lending Assets $40—4.3 Years Total/W.A.—Portfolio7 $8,665 $1,019 2.7 Years a) Loan matured in September 2024. Negotiations with sponsor currently in process. 14 See footnotes on page 22

APOLLO

Capital Structure Overview

Capital Structure Composition

($ in mm)



$6,222 (63%)
Secured Debt Arrangements(a),(b),(c)
$379 (4%)
Debt Related to Real Estate Owned
Term Loan B $750 (8%)
Senior Secured Notes $500 (5%)
$1,250 (13%)
$169 (2%)
Preferred Stock
$1,749 (18%)
Common Equity Book Value(d)

Conservative Capital Management Strategy

10 Secured Debt Arrangements[c] Across 8 Counterparties

~73% W/A Available Advance Rate[e]

$1.9 billion of financing capacity[f] added during 2025

No corporate debt maturities until June 2029

a) W/A rates of applicable benchmark rates and credit spread adjustments plus spreads of USD: +2.30% / GBP: +2.08% / EUR: +2.07% / SEK: +1.50%
b) Our secured credit facilities do not contain capital markets-based mark-to-market provisions
c) Consists of eight secured credit facilities, one revolving credit facility and one private securitization
d) Reflects book value per share (excluding General CECL Allowance and depreciation) of $12.59 multiplied by shares of common stock outstanding June 30, 2025
e) Based on maximum available advance rates across secured debt counterparties
f) $1.9 billion of aggregate additional financing capacity added under our secured debt arrangements in 2025

See footnotes on page 22

15

APOLLO

Mitigating Foreign Exchange Risk

We have taken several risk mitigating steps to structure and fund our non-US loan portfolio and associated secured financing facilities to position ARI for fluctuating foreign exchange rates

Foreign Exchange Rate Change (Local/USD)



1.26x
1.07x
0.09x
Jun-24
1.34x
1.11x
0.10x
Sep-24
1.25x
1.04x
0.10x
Dec-24
1.29x
1.08x
0.10x
Mar-25
1.37x
1.18x
0.11x
Jun-25
GBP
EUR
SEK

% FX Change QoQ	% FX Change YoY
GBP: 6%	GBP: 9%
EUR: 9%	EUR: 10%
SEK: 10%	SEK: 12%

Mitigating Foreign Exchange Risk

- Secured debt arrangements are structured in local currency thereby reducing FX exposure to our net equity on foreign loans.
  - 76% weighted average advance on total foreign loan portfolio
- Net equity and net interest income of foreign loans are economically hedged through forward currency contracts
  - Forward point impact on forward currency contracts hedging net equity resulted in an $0.6 million realized gain in Q2 2025

Foreign Loan Capital Stack



($ in mm)
$4,307
$3,267
$1,041
76%
24%
Offset by local currency denominated secured debt arrangements
Hedged with forward currency contracts
Net Equity
Secured Debt

Q2 Gain (Loss) on Net Equity				
($ in mm)	As of June 30, 2025			Q2 2025
Currency	Carrying Value[a]	Secured Debt	Net Equity	Net Gain[b]
GBP	$3,119	($2,404)	$715	$43
EUR	$927	($652)	$274	$25
SEK	$261	($210)	$52	$3
Total	**$4,307**	**($3,267)**	**$1,041**	**$71**
Q2 gain (loss) on forward contracts[c]				**($72)**

a) Carrying value includes all commercial mortgage and subordinate loans denominated in foreign currencies with or without secured debt financing
b) Represents the net gain (loss) on foreign loan principal and respective foreign secured debt arrangements for the quarter ended June 30, 2025.
c) Represents net gain (loss) on forward contracts for the quarter ended June 30, 2025, excluding gains (losses) on forward currency contracts economically hedging foreign currency interest

16

Loan Maturities and Future Funding Profile Fully-Extended Loan Maturities and Expected Future Fundings by Net Equity4,10,14,15 ($ in mm) $1,000 $441 $402 $430 $363 $78 $16 $4 $0 $0 2025 2026 2027 2028 2029 & Beyond Fully-Extended Maturities (Net Equity)(a) Expected Net Future Fundings(a) Net Interest Income Sensitivity to Benchmark Rates4,16,(b) Per +$0.01 $0.00 $0.00 $0.00 $0.00 $0.00 -$0.01 $0.00 $0.00 $0.00 Benchmark Rates Income -$0.03 Index Jun-30 EURIBOR SOFR 1M 4 1..94% 32% InterestShare -$0.04 SONIA ON 4.23% Net -0.75% -0.50% -0.25% 0.25% Change in Benchmark Rate USD GBP EUR Note: Assumes future financing, in certain cases, against mortgages that are not currently financed. There is no assurance such future financing against mortgages that are not currently financed will occur a) Net of expected secured credit facility advances b) Reflects incremental increases in respective benchmark rates as of June 30, 2025 (SOFR 1 month: 4.32%, EURIBOR 1.94% and SONIA ON: 4.23% adjusted for compounding) 17 See footnotes on page 22

Appendix Consolidated Balance Sheets Consolidated Statement of Operations Reconciliation of GAAP Net Income to Distributable Earnings 18

Consolidated Balance Sheets ($ in thousands—except share data) June 30, 2025 December 31, 2024 Assets: Cash and cash equivalents $177,623 $317,396 Commercial mortgage loans, net (a)(b) 8,479,438 6,715,347 Subordinate loans, net (b) 145,472 388,809 Real estate owned, held for investment, net(c) (net of $28,252 and $23,266 accumulated depreciation in 2025 and 2024, respectively) 805,653 752,643 Other assets 168,636 138,027 Note receivable, held for sale 39,964 41,200 Derivative assets, net 171 58,169 Total Assets $9,816,957 $8,411,591 Liabilities and Stockholders’ Equity Liabilities: Secured debt arrangements, net $6,213,188 $4,814,973 Senior secured term loans, net 729,416 754,210 Senior secured notes, net 496,826 496,433 Debt related to real estate owned, held for investment, net 376,504 324,587 Accounts payable, accrued expenses and other liabilities(d) 88,519 138,179 Derivative liabilities, net 57,758 -Payable to related party 8,360 8,728 Total Liabilities $7,970,571 $6,537,110 Stockholders’ Equity: Preferred stock, $0.01 par value, 50,000,000 shares authorized, Series B-1, 6,770,393 shares issued and outstanding ($169,260 liquidation preference) in 2025 and 2024 $68 $68 Common stock, $0.01 par value, 450,000,000 shares authorized, 138,943,831 and 138,174,636 shares issued and outstanding in 2025 and 2024, respectively 1,389 1,382 Additional paid-in-capital 2,697,576 2,695,701 Accumulated deficit (852,647) (822,670) Total Stockholders’ Equity $1,846,386 $1,874,481 Total Liabilities and Stockholders’ Equity $9,816,957 $8,411,591 a) Includes carrying value of $8,354,633 and $6,715,347 pledged as collateral under secured debt arrangements in 2025 and 2024, respectively. b) Net of $381,348 and $373,336 CECL Allowances comprised $38,848 and $30,836 General CECL Allowance in 2025 and 2024, respectively, and $342,500 Specific CECL Allowance in 2025 and 2024. c) Includes $79,791 of undepreciated property pledged as collateral under secured debt arrangements in 2025. d) Includes $5,057 and $5,948 of General CECL Allowance related to unfunded commitments on commercial mortgage loans and subordinate loans, net in 2025 and 2024, respectively. See footnotes on page 22 19

Consolidated Statement of Operations Three Months Ended June 30, Six Months Ended June 30, ($ in thousands—except share and per share data) 2025 2024 2025 2024 Net interest income: Interest income from commercial mortgage loans $166,691 $179,388 $310,676 $363,104 Interest income from subordinate loans and other lending assets 557 842 1,114 1,691 Interest expense (124,178) (128,472) (229,235) (256,359) Net interest income $43,070 $51,758 $82,555 $108,436 Revenue from real estate owned operations 27,832 29,350 54,163 53,207 Total net revenue $70,902 $81,108 $136,718 $161,643 Operating expenses: General and administrative expenses (includes equity-based compensation of $3,400 and $6,830 in 2025 and $4,157 and (6,561) (7,488) (13,213) (14,861) $8,345 in 2024, respectively) Management fees to related party (8,356) (9,173) (16,920) (18,594) Operating expenses related to real estate owned (21,113) (21,767) (41,880) (41,660) Depreciation and amortization on real estate owned (2,531) (2,287) (4,987) (6,943) Total operating expenses ($38,561) ($40,715) ($77,000) ($82,058) Other income, net $1,232 $641 $2,426 $1,211 Increase in current expected credit loss allowance, net (3,113) (10,258) (7,121) (157,942) Foreign currency translation gain (loss) 73,705 (1,362) 114,263 (20,925) Gain (loss) on foreign currency forward contracts (includes unrealized gains (losses) of ($73,682) and ($115,511) in 2025 and (82,139) 6,377 (121,111) 29,775 $911 and $18,964 in 2024, respectively) Gain (loss) on interest rate hedging instruments (includes unrealized (losses) of ($72) and ($246) in 2025 and ($457) and 65 94 23 450 ($651) in 2024, respectively) Valuation allowance, loans and other lending assets held for sale (1,236) 679 (1,236) -Net realized loss on investments—(679)—(679) Net income (loss) before taxes $20,855 $35,885 $46,962 ($68,525) Income tax provision (116) (100) (232) (214) Net income (loss) $20,739 $35,785 $46,730 ($68,739) Preferred dividends (3,068) (3,068) (6,136) (6,136) Net income (loss) available to common stockholders $17,671 $32,717 $40,594 ($74,875) Net income (loss) per basic share of common stock $0.12 $0.23 $0.28 ($0.54) Net income (loss) per diluted share of common stock $0.12 $0.23 $0.28 ($0.54) Basic weighted-average shares of common stock outstanding 138,943,566 140,438,676 138,792,126 141,154,140 Diluted weighted-average shares of common stock outstanding 139,208,860 140,611,532 139,103,947 141,154,140 Dividend declared per share of common stock $0.25 $0.35 $0.50 $0.70 See footnotes on page 22 20

Reconciliation of GAAP Net Income to Distributable Earnings1 ($ in thousands—except share and per share data) Three Months Ended Distributable Earnings1: June 30, 2025 March 31, 2025 Net income (loss) available to common stockholders: $17,671 $22,923 Adjustments: Equity-based compensation expense 3,400 3,430 Loss on foreign currency forwards 82,139 38,972 Foreign currency gain, net (73,705) (40,558) Unrealized loss on interest rate cap 72 174 Realized gains (losses) relating to interest income on foreign currency hedges, net (671) 2,031 Realized gains (losses) relating to forward points on foreign currency hedges, net 630 (201) Depreciation and amortization on real estate owned 2,531 2,456 (Reversal of) valuation allowance, loans and other lending assets held for sale 1,236 -Increase in current expected credit loss allowance, net 3,113 4,008 Total adjustments 18,745 10,312 Distributable Earnings $36,416 $33,235 Weighted-average diluted shares – Distributable Earnings1 Weighted-average diluted shares – GAAP 139,208,860 138,991,818 Weighted-average unvested RSUs17 1,969,894 2,305,226 Weighted-average diluted shares – Distributable Earnings1    141,178,754    141,297,044 Diluted Distributable Earnings1 per share of common stock $0.26 $0.24 21 See footnotes on page 22

Footnotes 1. Distributable Earnings: Distributable Earnings is a non-GAAP financial measure that we define as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding), (ii) any unrealized gains or losses or other non-cash items (including depreciation and amortization on real estate owned) included in net income available to common stockholders, (iii) unrealized income from unconsolidated joint ventures, (iv) foreign currency gains (losses), other than (a) realized gains/(losses) related to interest income, and (b) forward point gains/(losses) realized on our foreign currency hedges, and (v) provision for current expected credit losses. Please see page 21 for a reconciliation of GAAP net income to Distributable Earnings Distributable Earnings Prior to Net Realized Loss on Investments: We believe it is useful to our investors to present Distributable Earnings prior to net realized losses on investments to reflect our operating results because (i) our operating results are primarily comprised of earning interest income on our investments net of borrowing and administrative costs, which comprise our ongoing operations and (ii) it has been a useful factor related to our dividend per share because it is one of the considerations when a dividend is determined. We believe that our investors use Distributable Earnings and Distributable Earnings prior to net realized loss on investments, or a comparable supplemental performance measure, to evaluate and compare the performance of our company and our peers. 2. Reflects closing share price on July 28, 2025. 3. Weighted Average Unlevered All-in Yield on the loan portfolio is based on the applicable benchmark rates as of period end on the floating rate loans and includes accrual of origination, extension, and exit fees. For non-US deals, yield excludes incremental forward points impact from currency hedging. 4. Includes a $41 million held-for-sale corporate note. As of June 30, 2025, the note was net of a $1.2 million valuation allowance. 5. Add-on fundings represent fundings subsequent to loan closing. 6. Book value per share, or “BVPS”, of common stock is common stockholders’ equity divided by shares of common stock outstanding. 7. Amounts and percentages may not foot due to rounding. 8. Other includes changes in General CECL Allowance, cost recovery interest, valuation allowances on held for sale loans and other lending assets, and the accretion of loan costs and fees. 9. Based on loan amortized cost, net of Specific CECL Allowance. 10. Assumes exercise of all extension options. There is no assurance that all or any extension options will be exercised. 11. Gross of $39 million of General CECL Allowance. 12. Amortized cost for these loans is net of the recorded Specific CECL Allowances. 13. Loans are secured by the same property. 14. Future funding dates and amounts are based upon the Manager’s estimates, which are derived from the best information available to the Manager at the time. There is no assurance that the payments will occur in accordance with these estimates or at all, which could affect our operating results. 15. Excludes risk-rated 5 loans. 16. Any such hypothetical impact on interest rates on our variable rate borrowings does not consider the effect of any change in overall economic activity that could occur in a rising interest rate environment. Further, in the event of a change in interest rates of that magnitude, we may take actions to further mitigate our exposure to such a change. However, due to the uncertainty of the specific actions that would be taken and their possible effects, this analysis assumes no changes in our financial structure. There is no assurance that there will be no changes in our financial structure. The analysis incorporates movements in USD, GBP and EUR benchmark rates only. 17. Unvested RSUs are net of incremental shares assumed repurchased under the treasury stock method, if dilutive. For the three months ended June 30, 2025 and March 31, 2025, there were 265,295 and 352,814 incremental shares included, respectively. 22